Trade and other payables	12 Months Ended
Dec. 31, 2023
Trade and other payables
Trade and other payables

18 Trade and other payables

(€ million)	December 31, 2023	December 31, 2022
Trade payables	14,231	19,527
Down payments and advances from joint ventures in exploration & production activities	717	606
Payables for purchase of non-current assets	2,335	2,561
Payables due to partners in exploration & production activities	1,215	1,235
Other payables	2,156	1,780
	20,654	25,709

The decrease in trade payables of €5,296 million referred to Global Gas & LNG Portfolio segment for €5,711 million and was affected by the decline in energy commodity prices which decreased the nominal value of the payables. This decrease was partially offset by the increase in the Enilive, Refining and Chemicals segment for €493 million.

Other payables included: (i) payables to factoring companies in relation to the derecognition of Eni's tax credits for €728 million (€246 million at December 31, 2022); (ii) payroll payables for €287 million (€255 million at December 31, 2022); (iii) the amounts still due to the triggering of the take-or-pay clause of the long-term supply contracts for €187 million (€284 million at December 31, 2022); (iv) payables for social security contributions for €110 million (€100 million at December 31, 2022).

Trade and other payables were denominated in euro for €10,200 million and in U.S. dollar for €10,421 million.

Because of the short-term maturity and conditions of remuneration of trade payables, the fair values approximated the carrying amounts.

Trade and other payables due to related parties are described in note 36 – Transactions with related parties.